UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2026
Astec Industries, Inc.
(Exact name of registrant as specified in its charter)

Tennessee	001-11595	62-0873631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1725 Shepherd Road, Chattanooga, Tennessee 37421
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (423) 899-5898

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.20 par value)	ASTE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Director
On October 29, 2026, Linda Knoll notified the Board of Directors (the "Board") of Astec Industries, Inc. (the "Company") of her intention to resign from the Board and all committees thereof, effective as of December 14, 2026. Ms. Knoll’s decision to resign was not the result of any disagreement between Ms. Knoll and the Company.

Appointment of Director
On October 30, 2026, the Board of the Company appointed Mr. John Keating as a member of the Board, effective December 11, 2026. Mr. Keating will serve for an initial term expiring at the 2027 annual meeting of stockholders. The Board also appointed Mr. Keating to the Board's Audit Committee, also effective December 11, 2026.

Mr. Keating, age 65, has served as a senior advisor to CRH plc ("CRH"), a leading provider of building materials solutions, since January 1, 2026. From 2022 to 2026, Mr. Keating served as Executive Vice President, Americas Materials Solutions and Leader, Global Domains Performance Initiative, North America & Europe of CRH. Prior to that, from 1994 to 2022, Mr. Keating held various positions of increasing responsibility in CRH's Americas Materials Solutions division and its predecessor businesses.

The Board has determined that Mr. Keating qualifies as "independent" under the requirements of the Nasdaq Stock Market LLC and the Company's Corporate Governance Guidelines. There are no arrangements or understandings with any person pursuant to which Mr. Keating was elected as a director of the Company. In addition, there are no transactions directly or indirectly involving Mr. Keating that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Keating will receive the annual compensation that the Company provides to other non-employee members of the Board.

A copy of the press release announcing the resignation of Ms. Knoll as a director and the appointment of Mr. Keating to the Board is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits
(d)Exhibits

99.1	Press Release, dated November 3, 2026, issued by Astec Industries, Inc.
104	Cover Page Interactive Data File embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astec Industries, Inc.

Date: November 3, 2026	By:	/s/ Edward T. Gilbert Jr.
Edward T. Gilbert Jr.
General Counsel, Chief Compliance Officer & Corporate Secretary